                                                                                                 EXECUTION COPY

                                        MORTGAGE AND SECURITY AGREEMENT
                                               [Frontier/2002-A]

                                                  Dated as of

                                                 June 26, 2002

                                                    between

                                           FRONTIER AIRLINES, INC.,
                                                   Borrower

                                                      and

                                  LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE,
                               as Administrative Agent on behalf of the Lenders

                                        -------------------------------

                                    One (1) Airbus Model A319-111 Aircraft

                                        -------------------------------

                                               Table of Contents

                                                                                                           Page
                                                                                                           ----

         Section 5.03          Application of Payments From Governmental Authorities for Requisition
                               of Title, Etc....................................................................25

         Section 5.04          Requisition for Use of the Aircraft by the United States Government
                               or the Government of Registry of the Aircraft....................................26

         Section 5.05          Application of Payments During Existence of Special Defaults or

         Section 6.07          Application of Payments During Existence of a Special Default or an

EXHIBIT A           -  Form of Mortgage Supplement

                               MORTGAGE AND SECURITY AGREEMENT [Frontier/2002-A]

         MORTGAGE AND SECURITY AGREEMENT [Frontier/2002-A] , dated as of June 26, 2002, between FRONTIER
AIRLINES, INC., a Colorado corporation (the "Borrower"), and LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE, a
Landesbank organized under the laws of Germany, as Administrative Agent on behalf of the Lenders (together with its successors hereunder in such capacity, the "Administrative Agent").

         WHEREAS, all capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

         WHEREAS, the Borrower desires by this Mortgage, among other things (i) to provide for the issuance by the Borrower to each Lender of Notes evidencing participation by each Lender in each Loan as provided in the Credit Agreement, and (ii) to provide for the assignment, mortgage and pledge by the Borrower to the
   Administrative Agent, as the Mortgage Estate hereunder, the Borrower's right, title and interest in and to the Aircraft and the payments and other amounts received in respect thereof in accordance with the terms hereof, as security for, among other things, the Borrower's obligations to the Lenders, and for the benefit and security of the Lenders;

         WHEREAS, all things have been done to make the Notes, when executed by the Borrower and issued and delivered hereunder, the valid obligations of the Borrower; and

         WHEREAS, all things necessary to make this Mortgage the valid, binding and legal obligation of the
   Borrower, for the uses and purposes herein set forth and in accordance with its terms, have been done and performed and have happened;

                                              GRANTING CLAUSE

         NOW, THEREFORE, THIS MORTGAGE AND SECURITY AGREEMENT WITNESSETH, that, to secure the prompt payment of the principal of and Break Amount (if any) and interest on, and all other amounts due under and with respect to, all Notes from time to time outstanding hereunder and the performance and observance by the
   Borrower of all the agreements, covenants and provisions for the benefit of the Lenders herein and in the
   Credit Agreement and the Notes contained, and the prompt payment of any and all amounts from time to time owing hereunder and under the Credit Agreement and the other Operative Documents by the Borrower to the
   Lenders and under the Related Operative Documents by the Borrower to the Related Lenders, and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, and of the acceptance of the Notes by the Lenders, and of the sum of $1 paid to the Borrower at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Borrower has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Administrative Agent and its successors and assigns, for the security and benefit of the Lenders, as aforesaid, a security interest in and mortgage lien upon, all right, title and interest of the Borrower in, to and under the following described property, rights and privileges (which collectively, including all property hereafter specifically subjected to the Lien of this Mortgage by a Mortgage Supplement or any other mortgage supplemental hereto, shall constitute the "Mortgage Estate"), to wit:

         1.     the Aircraft (including the Airframe and the Engines) as more particularly described in the
   Mortgage Supplement and all replacements thereof and substitutions therefor to which the Borrower shall from time to time acquire title as provided herein or any such replacements or substitutions therefor, as provided in this Mortgage, and all records, logs and other documents at any time maintained with respect to the foregoing property;

         2.     the FAA Bill of Sale and Warranty Bill of Sale issued by AVSA, S.A.R.L. to the Borrower in respect of the Aircraft;

         3.     Clause 12 (Warranties and Service Life Policy) and Clause 13 (Patent Indemnity) of the
   Purchase Agreement insofar as they relate to the Aircraft or any element thereof, the warranties and indemnities, including all limitations thereto, provided in Section 2 of Exhibit B in the Engine Agreement and all claims arising under such provisions in respect of the Engines and the Bills of Sale (reserving to the Borrower, however, all of the Borrower's other rights and interest in and to the Purchase Agreement and the Engine Agreement) together with all rights, powers, privileges, options and other benefits of the
   Borrower in respect of such provisions (subject to such reservation) with respect to the Airframe or the
   Engines, including, without limitation, the right to make all waivers and agreements, to give and receive all notices and other instruments or communications, and to take such action upon the occurrence of a default in respect of such provisions, including the commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted thereby or by law, and to do any and all other things which the
   Borrower is or may be entitled to do in respect of such provisions (subject to such reservation), subject, with respect to the Purchase Agreement, to the terms and conditions of the Consent and Agreement and, with respect to the Engine Agreement, the Engine Consent and Agreement;

         4.     all payments or proceeds payable to the Borrower with respect to the Aircraft or any part thereof as the result of the sale, lease or other disposition thereof, and all estate, right, title and interest of every nature whatsoever of the Borrower in and to the same and every part thereof;

         5.     all insurance and requisition proceeds and all other payments of any kind with respect to the Aircraft, including but not limited to the insurance required hereunder but excluding any credits provided to the Borrower by any manufacturer, seller or supplier of the Aircraft or any Engine or Part;

         6.     all monies and securities deposited or required to be deposited with the Administrative
   Agent or the Lenders pursuant to any term of this Mortgage or required to be held by the Administrative Agent in the name of the Lenders hereunder; and

         7.     all proceeds of any of the foregoing.

   Any and all properties referred to in this Granting Clause which are hereafter acquired by the Borrower, shall, without further conveyance, assignment or act by the Borrower or the Administrative Agent or the
   Lenders thereby become and be subject to the security interest hereby granted as fully and completely as though specifically described herein.

         Notwithstanding any of the foregoing provisions of this Granting Clause, but subject to the express provisions of the other articles of this Mortgage, so long as no Event of Default shall have occurred and be continuing, the Borrower shall have the right, to the exclusion of the Administrative Agent and any others claiming by, through or under the Administrative Agent, (i) to quiet enjoyment of the Aircraft, the Airframe and each Engine, and to possess, use, retain and control the Aircraft, the Airframe and each Engine and all revenues, income and profits derived therefrom and (ii) with respect to the Assigned Warranties, to exercise in the Borrower's name all rights and powers under the Assigned Warranties and to retain any recovery or benefit resulting from the enforcement of any warranty or indemnity or other obligation under the Assigned
   Warranties.

                                             HABENDUM CLAUSE

         TO HAVE AND TO HOLD all and singular the aforesaid property unto the Administrative Agent, its successors and assigns, in trust for the benefit and security of the Lenders, and for the uses and purposes and subject to the terms and provisions set forth in this Mortgage.

         The Borrower does hereby constitute the Administrative Agent the true and lawful attorney of the
   Borrower (which appointment is coupled with an interest), irrevocably, with full power (in the name of the
   Borrower or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies (in each case including insurance and requisition proceeds) due and to become due under or arising out of the Operative Documents and all other property which now or hereafter constitutes part of the Mortgage Estate, to endorse any checks or other instruments or orders in connection therewith and to file any claims or to take any action or to institute any proceedings which the Administrative Agent may deem to be necessary or advisable in the premises; provided that the Administrative Agent agrees not to exercise such power of attorney unless an Event of Default shall be continuing.

         The Borrower does hereby warrant and represent that (except as permitted herein) it has not assigned or pledged any of its right, title, and interest hereby assigned to anyone other than the Administrative
   Agent.

         IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:

                                            Article I

                                     DEFINITIONS AND INTERPRETIVE MATTERS

   Section 1.01  Definitions.  For all purposes of this Mortgage the following terms shall have the following meanings (such definitions to be equally applicable to both the singular and plural forms of the terms defined).  Any agreement referred to below shall mean such agreement as amended, supplemented and modified from time to time in accordance with the applicable provisions thereof and of the other Operative
   Documents.  Unless otherwise specified, Section and Article references are to Sections and Articles of this
   Mortgage:

         "Additional Costs" is defined in Section 10(h) of the Credit Agreement.

         "Additional Insured(s)" means, collectively, the Administrative Agent and the Lenders.

        "Administrative Agent" means Landesbank Schleswig-Holstein Girozentrale, solely in its capacity as Administrative Agent on behalf of the Lenders, and any successor thereto in such capacity.

         "Affiliate" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or under common control with, such Person.  The term "control" means the possession, directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Aircraft" means the Airframe together with the two (2) Engines referenced in the initial Mortgage Supplement, whether or not such Engines are installed on the Airframe or any other airframe, and, where the context permits, all logs, manuals and data and inspection, modification and overhaul records required to be maintained with respect to the foregoing property.

         "Airframe" means:  (i) the Airbus A319-111 aircraft (excluding Engines or engines from time-to-time installed thereon) specified by United States Registration Number and Manufacturer's Serial
   Number in the initial Mortgage Supplement; and (ii) any and all related Parts.

         "Applicable Margin" means, with respect to Option A, 1.65% per annum, or with respect to Option B, 1.70% per annum.

         "Applicable Rate" means, with respect to each Loan for any Interest Period, a rate per annum equal to (a) until clause (b) hereof shall be applicable, LIBOR for such Interest Period plus the
   Applicable Margin (calculated on the basis of a year of 360 days and actual number of days elapsed) and
   (b) from and after the date the Fixed Rate shall have become effective following its determination in accordance with Section 25(a) of the Credit Agreement, the Fixed Rate (calculated on the basis of a year of 360 days consisting of 12 30-day months).

         "Assigned Warranties" means all right, title and interest of the Borrower in, to and under the warranties covered in clause 3 of the Granting Clause.

         "Balloon Amount" means, with respect to Option A, $7,200,000, and with respect to Option
   B, $4,800,000.

         "Bankruptcy Code" means the provisions of title 11 of the United States Code,
   11 U.S.C.ss.ss. 101 etseq.

         "Break Amount" means, as at any date of determination, the amount, if any, equal to the sum of LIBOR Break Amount and, during any Fixed Rate Period, Swap Breakage Loss.

         "Bills of Sale" means, collectively, an FAA Bill of Sale and a Warranty Bill of Sale
   for the Aircraft in favor of Borrower.

         "Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in New York, New York, Frankfurt, Germany, and Denver, Colorado
   and, if such day relates to the advance of a Loan, the determination of any Interest Payment Date, any payment or prepayment of a Loan or setting of the Applicable Rate, or any notice in respect of any thereof, any day on which Dollar transactions are effected in the eurodollar markets in London, England.

         "Civil Reserve Air Fleet Program" or "CRAF" means the Civil Reserve Air Fleet
   Program administered by the United States Government or any substantially similar program.

         "Commitment" has the meaning specified in Section 2(a) of the Credit Agreement.

      "Consent and Agreement" means the Manufacturer Consent and Agreement [Frontier/2002-A] dated as of the Delivery Date of the Seller in respect of the Aircraft.

         "Credit Agreement" means that certain Credit Agreement [Frontier/2002-A], dated as of the date hereof, among the Borrower, the Lenders and the Administrative Agent, as such Credit Agreement may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

         "Delivery Date" means the date of the initial Mortgage Supplement, which date shall be the date the Lenders advance the Loan to the Borrower.

         "Default" means any event which, with the giving of notice or the lapse of time or both if not timely cured or remedied, would become an Event of Default.

         "Dollars", "Dollar" and "$" means the lawful currency of the United States of America.

        "Engine" means (i) each of the two (2) CFM International, Inc. Model CFM56-5B5/P engines listed by
   Manufacturer's Serial Numbers in the initial Mortgage Supplement, whether or not from time to time installed on the Airframe or any other airframe; (ii) any Replacement Engine which may from time to time be substituted for any such Engine pursuant to the terms hereof; and (iii) in each case, any and all related Parts.  The term "Engines" means, as of any date of determination, both Engines.  Except as otherwise set forth herein, at such time as a Replacement Engine shall be substituted for an Engine pursuant to the terms hereof, such replaced Engine shall cease to be an Engine hereunder.

         "Engine Agreement" means General Terms Agreement No. 6-13616 dated as of June 30, 2000 between CFM
   International, Inc. and Societe Nationale D'Etude et de construction de Moteurs iAviation and the Borrower.

         "Engine Consent and Agreement" means the Engine Consent and Agreement [Frontier/2002-A] dated as of the Delivery Date of the Engine Manufacturer in respect of the Aircraft.

         "Engine Manufacturer" means CFM International, Inc.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "Event of Default" has the meaning specified in Section 11(a) of the Credit Agreement.

       "Event of Loss" with respect to the Aircraft, the Airframe or any Engine means any of the following events with respect to such property:  (i) the loss of such property, or of the use thereof, due to the destruction of or damage to such property which renders repair uneconomical or which renders such property permanently unfit for normal use by the Borrower for any reason whatsoever; (ii) any damage to such property which results in the receipt of insurance proceeds with respect to such property on the basis of an actual, constructive or compromised total loss; (iii) theft, hijacking or disappearance of such property for a period in excess of 90 days (or, if earlier, the date on which the Borrower has confirmed to the Administrative
   Agent in writing that it cannot recover such property); (iv) the confiscation, condemnation, or seizure of, or requisition of (x) title to, or use of, such property by any governmental or purported governmental authority (other than a requisition of use by the government of the United States of America or any agency or instrumentality thereof which bears the full faith and credit of the government of the United States of
   America) or (y) use by any other government or governmental authority for a period in excess of
   60 consecutive days; (v) as a result of any law, rule, regulation, order or other action by the FAA or other similar governmental body of the government of registry of the Aircraft having jurisdiction, use of such type of property in the normal course of the business of air transportation shall have been prohibited for a period of six consecutive months, unless the Borrower, prior to the expiration of such six-month period, shall have undertaken and shall be diligently carrying forward all steps which are necessary and desirable to permit the normal use of such property by the Borrower, but in any event if such use shall have been prohibited for a period of 12 months; and (vi) any event treated as an Event of Loss pursuant to
   Section 3.03(d) hereof.

         An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe.

         "Expense" or "Expenses" means any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, out of pocket costs, expenses and disbursements (including reasonable legal fees and expenses) of whatever kind and nature but excluding internal costs and expenses such as salaries, any amounts that would be included in Break Amount, and overhead of whatsoever kind and nature.

         "FAA Bill of Sale" means a bill of sale on AC Form 8050-2 or such other form as may be approved by the FAA in favor of the Borrower from Seller.

         "Federal Aviation Act" means subtitle VII of Title 49 of the United States Code, or any successor provision.

         "Federal Aviation Administration" and "FAA" mean the United States Federal Aviation Administration and any successor agency or agencies thereto.

         "FedWire" means the funds transfer system used to transfer reserve balances for immediately available credit among the member banks of the United States Federal Reserve System.

         "Final Maturity Date" means the final Interest Payment Date.

        "Fixed Rate" means the Applicable Rate if the Applicable Rate is determined in accordance with clause (b) of the definition thereof.  The Fixed Rate shall be specified in a Mortgage Supplement.

         "Fixed Rate Period" means any period during which the Applicable Rate is determined by reference to the Fixed Rate.

         "Floating Rate Period" means the period during which the Applicable Rate is determined by reference to clause (a) of the definition thereof.

         "GAAP" means generally accepted accounting principles, consistently applied.

        "Governmental Authority" means any nation or government, any state, county, city, town, district, board, bureau, office, commission, any other municipality or other political subdivision thereof (including any educational facility, utility or other Person operated thereby), and any court, agency, department, authority or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Inchoate Liens" mean inchoate Liens of the type described in Section 9(d)(ii) of the Credit
   Agreement for taxes not yet due and Section 9(d)(iii) of the Credit Agreement (other than, in the case of said clause (iii), contested Liens).

         "Indemnified Amounts" means, with respect to any Person, any and all claims, losses, liabilities, obligations, damages, penalties, actions, judgments, suits, proceedings in contract or tort including such
   Person's strict liability in tort, and related costs and expenses of any nature whatsoever (including reasonable attorneys' fees and disbursements and other costs of investigation or defense, including those incurred upon any appeal).

         "Indemnified Party," "Indemnitee," or "Indemnitees" means, collectively, the Administrative Agent, the Lenders and each of their respective successors, permitted assigns, directors, officers, and employees.

         "Interest Payment Date" means the first Quarterly Date following the Delivery Date and each of the thirty-nine (39) (if the Borrower has selected Option A) or forty-seven (47) (if the Borrower has selected
   Option B) Quarterly Dates thereafter; provided that, if (x) except during the Fixed Rate Period, any such date shall not be a Business Day, then the relevant Interest Payment Date shall be the next succeeding
   Business Day unless by virtue of such extension such date would fall in the next succeeding calendar month, in which case the relevant Interest Payment Date shall be the next preceding Business Day and (y) there shall be no such corresponding day in any such month, then the relevant Interest Payment Date shall be the last
   Business Day of such month.

         "Interest Period" means the period from and including the Delivery Date to, but excluding, the initial Interest Payment Date, and thereafter, each successive three-month period from and including an
   Interest Payment Date to, but excluding, the next succeeding Interest Payment Date.

         "Lease Transaction" means a leveraged leasing transaction involving the Related Aircraft as contemplated by Section 2(d) of the Related Credit Agreement.

         "Lenders" means the lenders that are party to the Credit Agreement identified under the caption
   "Lenders" on the signature pages thereto or that, pursuant to Section 24(c) thereof, shall become a "Lender"
   thereunder, together with their respective successors and permitted transferees and assigns.

         "Lender Lien" means any Lien on any part of the Mortgage Estate arising as a result of or in connection with (a) claims against or affecting the Administrative Agent or the Lenders and that are not related to the transactions contemplated by the Operative Documents, (b) any act or omission of any such party (including, in the case of the Administrative Agent, such Person in its individual capacity or in its capacity as agent) that is not related to the transactions contemplated by the Operative Documents, or
   (c) Taxes (including claims therefor) or other losses, costs or expenses imposed on any such party (including, in the case of the Administrative Agent, such Person in its individual capacity or in its capacity as agent)
   for which Borrower is not obligated to indemnify pursuant to the Credit Agreement or any other Operative
   Document.

         "LIBOR" means, in relation to the initial Interest Period, the Lenders' cost of funds for such
   Interest Period, and in relation to any subsequent Interest Period, the rate (rounded upwards to the nearest
   1/16 of 1%) for deposits in United States Dollars for that period quoted on Telerate page 3750 (British
   Bankers' Association Interest Settlement Rates) (or such other page as may replace such Page 3750 on such system) as being the rate at which deposits in United States Dollars are offered in the London Interbank
   Market for the same or substantially similar period at, or about, 11:00 a.m. (London time) on the second
   London Business Day before the first day of such Interest Period on which any amount is required to be funded for the purpose of this Agreement, or if, on such date, no rate is displayed, LIBOR shall mean the rate for deposits of an amount comparable to the Loan in United States Dollars for that period determined by the
   Administrative Agent to be the arithmetic mean of the rates offered by Citibank N.A., Barclays Bank PLC and
   Landesbank Schleswig-Holstein Girozentrale at 11:00 a.m. London time on the second London Business Day before the first day of the relevant period for that relevant period.

         "LIBOR Break Amount" means the amount or amounts, if any, required to compensate each Lender for any losses, costs or expenses (excluding loss of profit) which it may incur as the result of the prepayment
   (including a prepayment following acceleration) (or the failure to make any such prepayment on the date irrevocably scheduled therefor) of any Note (or interest thereon) held by it on a date other than the immediately succeeding Interest Payment Date or in an amount different than the amount to be paid on such date pursuant to the terms of the Operative Documents, including, without limitation, losses, costs or expenses incurred in connection with unwinding or liquidating any deposits or funding or financing arrangement with its funding sources, as determined by such Lender absent manifest error.  Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount of such Lender so prepaid from the date of prepayment to the immediately succeeding Interest Payment Date (the "Break Period")
   over (ii) the amount of interest component of the amount such Lender would have obtained from leading banks in the London interbank market for Dollar deposits of leading banks in an amount comparable to such principal amount and with a maturity comparable to the Break Period (as determined by such Lender absent manifest error).

         "Lien" means any mortgage, pledge, lien, claim, encumbrance, lease, security interest or other lien of any kind on property.

         "Loan" means the money borrowed on the Delivery Date by the Borrower from the Lenders.

        "Maintenance Program" means the maintenance program for the Aircraft of the Borrower which is approved by the government of registry of the Aircraft.

         "Majority Lenders" means, as of any date of the determination thereof, Lenders holding at least 66?%
   of the aggregate outstanding principal amount of all Loans and Commitments on a combined basis and following the termination of the Commitments, Lenders holding at least 66?% of the aggregate outstanding principal amount of all Loans not yet reimbursed by the Borrower.

         "Manufacturer" means Airbus G.I.E., in its capacity as manufacturer of the Aircraft, and its successors and assigns.

         "Moody's" means Moody's Investors Service.

        "Mortgage" and "this Mortgage" mean this Mortgage and Security Agreement [Frontier/2002-A], including any Mortgage Supplement and each other supplement from time to time entered into pursuant hereto.

         "Mortgage Estate" means the "Mortgage Estate" as defined in the Granting Clause hereof.

      "Mortgage Supplement" means a supplement to this Mortgage substantially in the form of Exhibit A, which shall particularly describe the Airframe and the Engines, or any Replacement Engine, included in the property of the Borrower covered by this Mortgage, or any other supplement hereto.

         "Notes" or "Promissory Notes" means the promissory notes issued pursuant to Section 2.02(a) and any such notes issued in exchange or replacement therefore pursuant to Section 10 of the Credit Agreement.

         "Note Register" has the meaning specified in Section 10(c) of the Credit Agreement.

        "Notional Swap Transaction" means a hypothetical interest rate exchange transaction, the economic terms of which are set forth on Exhibit C to the Loan Agreement, governed by the terms of the Swap Form.

         "Operative Documents" means the Credit Agreement, the Mortgage, any Mortgage Supplement, the Notes,
   the Consent and Agreement and the Engine Consent and Agreement, and any amendments, of supplements of any of the foregoing.

         "Option A" means a Loan with a term of approximately ten years.

       "Option B" means a Loan with a term of approximately twelve years.

        "Original Amount" means, with respect to a Note, the stated original amount (that is, principal) of such Note, and, with respect to all the Notes, means the aggregate stated original amounts of such Notes, which shall, on the Delivery Date, equal the amount of the Loan.

         "Parts" means all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines), which are from time to time incorporated or installed in or attached to the Airframe or any Engine and all such items which are subsequently removed therefrom so long as the Lien of this Mortgage shall cover the same pursuant to the terms hereof; provided, however, that improvements described in Section 4.04 hereof shall not fall within the definition of Parts.

         "Past Due Rate" means (i) during the Floating Rate Period, a per annum rate equal to the Applicable
   Rate plus 2.0% calculated on the basis of a year of 360 days and actual number of days elapsed and
   (ii) during the Fixed Rate Period, a per annum rate equal to 2.0% plus the higher of (x) the Applicable Rate and (y) LIBOR plus the Applicable Margin.

         "Payment Office" means the bank and account number of the Administrative Agent referred to in
   Schedule I to the Credit Agreement.

         "Permitted Investments" means those investments described in Section 15 of the Credit Agreement.

        "Permitted Lien" means any Lien permitted under Section 9(d) of the Credit Agreement.

       "Permitted Transferee" means, with respect to any Lender, (i) an Affiliate of such Lender,
   (ii) another Lender or its Affiliate or, (iii) any other bank or financial institution.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Plan" means an "employee benefit plan" (as such term is defined in Section 3(3) of the Employee
   Retirement Income Security Act of 1974, as amended) or any "plan" (as such term is defined in
   Section 4975(e)(1) of the Code) which has been established or maintained or contributed to by the Borrower or an Affiliate that, together with the Borrower, is treated as a single employer under Section 414(b), (c) or
   (m) of the Code.

         "Purchase Agreement" means the Airbus A318/A319 Purchase Agreement dated as of March 10, 2000 between Seller and Borrower, relating to the purchase by the Borrower of the Aircraft, as originally executed or as modified, amended or supplemented in accordance with the terms thereof, but only insofar as the foregoing relates to the Aircraft.

         "Quarterly Date" means each September 15, December 15, March 15 and June 15.

         "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System (or any
   successor), as the same may be modified and supplemented and in effect from time to time.

         "Regulatory Change" means any change after the date hereof in any Federal, state or foreign law or regulation (including Regulation D of the Federal Reserve Board) or the adoption or making after such date of any interpretation, application, directive or request under any Federal, state or foreign law or regulation
   (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof that, in each case, is applicable to the Lenders.

         "Related Administrative Agent" means Erste Bank der oesterreichischen Sparkassen AG.

         "Related Credit Agreement" means that certain Credit Agreement [Frontier/2002-B], dated as of the date of execution and delivery thereof, among the Borrower, the Related Lenders and the Related
   Administrative Agent.

         "Related Lenders" means the lenders that are party to the Related Credit Agreement identified under the caption "Lenders" on the signature pages thereto or that, pursuant to Section 24(c) thereof, shall become a "Lender" thereunder, together with their respective successors and permitted transferees and assigns.

         "Related Operative Documents" means the "Operative Documents" as defined in the Related Credit
   Agreement.

         "Replacement Engine" means any engine substituted for an Engine pursuant to Section 13(a) of the
   Credit Agreement.

         "Reserve Requirement" means, for any Lender with respect to any Note, the average maximum rate at which reserves (including, without limitation, any marginal, supplemental or emergency reserves) are required to be maintained by such Lender in respect of such Note under Regulation D by member banks of the Federal
   Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D or as otherwise applicable under other requirements applicable to such Lender).  Without limiting the effect of the foregoing, the Reserve Requirement includes any other reserves required to be maintained by such member banks or the Lenders by reason of any Regulatory
   Change with respect to any category of extensions of credit or other assets that includes the Notes.

         "S&P" means Standard & Poors Ratings Service.

        "Securities Act" means the Securities Act of 1933, as amended.

       "Seller" means AVSA, S.A.R.L., a wholly-owned subsidiary of the Manufacturer.

         "Special Default" means a Default under any of Sections 11(a)(i), 11(a)(ii) or 11(a)(vii) of the
   Credit Agreement.

         "Stipulated Insured Amount" as of any date of determination means an amount equal to 110% of the aggregate principal amount then outstanding on the Notes.

         "Swap Break Amount" means, as of any date (the "Swap Termination Date") on which Break Amount may be payable under the Operative Documents and for any Lender (a negative number always being less than a positive number and a more negative number always being less than another negative number that is closer to zero) the amount such Lender (as floating rate payor) will require in accordance with market practice to have paid to it on such date (such amount to be expressed as a positive number), or the amount such Lender (as floating rate payor) is willing to pay in accordance with market practice on such date (such amount to be expressed as a negative number), in either case, to terminate the Notional Swap Transaction on such date with respect to, and to the extent of, the then outstanding principal amount of the Loan subject to prepayment or purchase.
   The term "Lender" as used in this definition means either a Lender in its own right or a Lender acting through a swap agent.

         "Swap Breakage Gain" means, as to any Lender, the absolute value of the Swap Break Amount for such
   Lender if the Swap Break Amount is a negative number.

         "Swap Breakage Loss" means, as to any Lender, the value of the Swap Break Amount for such Lender if the Swap Break Amount is a positive number.

         "Swap Form" means the standard form of Master Agreement published in 1992 (or any successor swap form) by, and incorporating by reference therein the definitions and provisions contained in the 1991 (or any successor definitions) ISDA Definitions of the International Swap Dealers Association, Inc. (the
   "Definitions").

         "Swap Transaction" means, for any Lender, the Swap Transaction of such Lender described in
   Section 25(a) of the Credit Agreement.

         "Tax" or "Taxes" means any and all fees (including, without limitation, license, documentation and registration fees), taxes (including, without limitation, income, gross receipts, sales, rental, use, turnover, value added, property (tangible and intangible), excise and stamp taxes), licenses, levies, imposts, duties, recording charges or fees, charges, assessments, or withholdings of any nature whatsoever, together with any assessments, penalties, fines, additions to tax and interest thereon.

         "Term Option" means the option of the Borrower to select Option A or Option B.  The initial Mortgage
   Supplement shall designate whether the Borrower has selected Option A or Option B.

         "U.S. Air Carrier" means any United States air carrier as to which there is in force a certificate issued pursuant to Section 41102(a) of the Federal Aviation Act, and which is a citizen of the United States
   (as defined in 49 U.S.C.ss. 40102(a)(15)) holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to chapter 447 of title 49 (or the equivalent authority issued by the Civil
   Aeronautics Board under the predecessor regulatory laws, rules and regulations) for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo or which may operate as an air carrier by certification or otherwise under any successor or substitute provisions therefor or in the absence thereof.

         "War Risk Insurance" has the meaning assigned to such term in Section 6.02 hereof.

         "Warranty Bill of Sale" means a full warranty bill of sale in favor of the Borrower from Seller.

         "Wet Lease" means any arrangement whereby the Borrower agrees to furnish the Airframe and the
   Engines or engines installed thereon to a third party pursuant to which the Airframe and Engines or engines
   (i) are operated by pilots who are regular employees of the Borrower, and (ii) such property is maintained by the Borrower.

   Section 1.02     Certain Interpretive Matters.  For purposes of the Operative Documents and all such Notes and other documents, unless the context otherwise requires:  (a) unless otherwise specifically provided therein, any accounting term used in any Operative Document shall have the meaning customarily given such term in accordance with GAAP, and all financial computations thereunder shall be computed in accordance with
   GAAP consistently applied (that certain items or computations are explicitly modified by the phrase "in accordance  with GAAP" shall in no way be construed to limit the foregoing); (b) all other undefined capitalized terms contained in any of the Operative Documents shall, unless the context indicates otherwise, have the meanings provided for by the Uniform Commercial Code as in effect in the State of New York to the extent the same are used or defined therein; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words "herein," "hereof" and
   "hereunder" and other words of similar import used in any Operative Document refer to such Operative Documents as a whole, including all annexes, exhibits and schedules, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified, and not to any particular section, subsection or clause contained in such Operative Document or any such annex, exhibit or schedule;
   (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to such Operative Document (or the Note or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the words "including," "includes"
   and "include" shall be deemed to be followed by the words "without limitation"; the word "or" is not exclusive; (g) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (h) references to any agreement refer to that agreement as from time to time amended or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to Persons include their respective successors and assigns (to the extent and only to the extent permitted by the Operative Document) or, in the case of Governmental
   Authorities, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations;
   (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof; and (k) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter genders.

                                                   Article II

                                                   THE NOTES

Section 2.01     Form of Notes.  The Notes shall each be substantially in the form set forth below, as follows:

                                            FRONTIER AIRLINES, INC.

                                        PROMISSORY NOTE DUE [2012/2014]
                         ISSUED IN CONNECTION WITH ONE AIRBUS MODEL A319-111 AIRCRAFT
                         WITH MANUFACTURER'S SERIAL NUMBER ____ AND INITIALLY BEARING
   UNITED STATES FEDERAL AVIATION ADMINISTRATION REGISTRATION NUMBER _______ AND TWO CFM INTERNATIONAL MODEL
                                              CFM56-5B5/P ENGINES
                         BEARING MANUFACTURER'S SERIAL NUMBERS ________ AND _________

   New York, New York
   No. R-

   $                                                                                            [Delivery Date]

         Frontier Airlines, Inc. (the "Borrower") hereby promises to pay to _________________, or registered transferees, the principal sum of ___________________ Dollars, in [40/48] consecutive installments, equal to the amounts, and payable on the Interest Payment Dates, set forth in Annex A hereto, together with interest payable on each such Interest Payment Date on the unpaid principal amount hereof from the date hereof, or the immediately preceding Interest Payment Date, to (but excluding) such Interest Payment Date until such principal amount is paid in full.  If any sum payable under this Note falls due on a day which is not a
   Business Day, then such sum shall be payable on the next succeeding Business Day, unless such Business Day falls in the following month, in which case such sum shall be payable on the Business Day immediately prior thereto.  Interest on this Note shall be payable at the Applicable Rate (calculated on the basis of a 360-day year and the actual number of days elapsed (unless interest on this Note shall be calculated by reference to the Fixed Rate, in which case such interest shall be calculated on the basis of a year of 360 days consisting of 12 30-day months)).  In no contingency or event whatsoever shall the rate or amount of interest paid by
   Borrower under this Note exceed the maximum amount permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto.  In the event that a court determines that the Lender has received interest hereunder in excess of the maximum amount permitted by such law,
   (i) the Lender shall apply such excess to any unpaid principal owed by Borrower to the Lender or, if the amount of such excess exceeds the unpaid balance of such principal, the Lender shall promptly refund such excess interest to Borrower and (ii) the provisions hereof shall be deemed amended to provide for such permissible rate.  All sums paid, or agreed to be paid, by Borrower which are, or hereafter may be construed to be, compensation for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, spread and allocated throughout the full term of all such indebtedness until the indebtedness is paid in full.  This Note shall bear interest at the applicable Past
   Due Rate on any principal hereof, and, to the extent permitted by applicable law, interest and other amounts due hereunder, not paid when due (whether at stated maturity, by acceleration or otherwise), for any period during which the same shall be overdue, payable on demand by the Lender given through the Administrative
   Agent.

         All payments of principal, Break Amount and Additional Costs, if any, and interest and all other amounts to be made to the Lender hereunder or under the Mortgage and Security Agreement [Frontier/2002-A]
   dated as of June 26, 2002 (as amended or supplemented from time to time, herein called the "Mortgage", the terms defined therein and not otherwise defined herein being used herein with the same meanings) between the
   Borrower and Landesbank Schleswig-Holstein Girozentrale, as Administrative Agent thereunder or under the other Operative Documents, shall be made in accordance with the terms of the Mortgage and the other Operative
   Documents.

         Principal and interest and all other amounts due hereunder shall be payable in Dollars in immediately available funds prior to 11:00 a.m., New York, New York time, on the due date thereof, to the
   Administrative Agent at the Payment Office and the Administrative Agent shall, subject to the terms and conditions of the Mortgage, remit all such amounts so received by it to the Lender hereof in accordance with the terms of the Mortgage at the account set forth in Schedule I to the Credit Agreement, or to such account or accounts at such financial institution or institutions as the Lender may designate to the Administrative
   Agent in writing from time to time, in immediately available funds, such payment to be made, in the case of any such designated account in New York, New York, prior to 1:00 p.m., New York time, on the due date thereof.  In the event the Administrative Agent shall fail to make any such payment as provided in the immediately foregoing sentence after its receipt of funds at the place and prior to the time specified above, the Administrative Agent agrees to compensate the Lender for loss of use of funds in a commercially reasonable manner.  All such payments by the Borrower and the Administrative Agent shall be made free and clear of and without reduction for or on account of all wire or other like charges.

         The Lender, by its acceptance of this Note, agrees that, except as otherwise expressly provided in the Mortgage, each payment received by it in respect hereof shall be applied, first, to the payment of any amount (other than the principal of or interest on this Note) due in respect of this Note, second, to the payment of interest hereon (as well as any interest on overdue principal and, to the extent permitted by law, interest and other amounts payable hereunder) due and payable hereunder, third, to the payment of the principal of this Note then due and fourth, the balance, if any, remaining thereafter, to the payment of the principal of this Note remaining unpaid, in the manner set forth in the last sentence of Section 10(b) of the
   Credit Agreement.

         This Note is one of the Notes referred to in the Mortgage which have been or are to be issued by the
   Borrower pursuant to the terms of the Mortgage.  The Mortgage Estate is held by the Administrative Agent as security for the benefit of the Lenders, in part, for the Notes.  Reference is hereby made to the Mortgage and the Credit Agreement referred to therein for a statement of the rights and obligations of the Lender, and the nature and extent of the security for this Note, and the nature and extent of the security for the other
   Notes, as well as for a statement of the terms and conditions of the trusts created by the Mortgage, to all of which terms and conditions in the Mortgage and such Credit Agreement the Lender agrees by its acceptance of this Note.

         There shall be maintained a Note Register for the purpose of registering transfers and exchanges of
   Notes at the office of the Administrative Agent or at the office of any successor administrative agent in the manner provided in Section 10(c) of the Credit Agreement.  As provided in the Credit Agreement and subject to certain limitations set forth therein, this Note or any interest herein may, subject to the next following paragraph, be assigned or transferred, and the Notes are exchangeable for a like aggregate original principal amount of Notes of any authorized denomination, as requested by the Lender surrendering the same.

         Prior to the due presentment for registration of transfer of this Note, the Borrower and the
   Administrative Agent shall deem and treat the person in whose name this Note is registered on the Note
   Register as the absolute owner of this Note and the Lender for the purpose of receiving payment of all amounts payable with respect to this Note and for all other purposes whether or not this Note is overdue, and neither the Borrower nor the Administrative Agent shall be affected by notice to the contrary.

         This Note is subject to prepayment as permitted by Sections 10(f) and 10(g) of the Credit Agreement
   and to acceleration by the Administrative Agent as provided in Section 12(a) of the Credit Agreement, and the
   Lender, by its acceptance of this Note, agrees to be bound by said provisions.

         This Note shall be governed by and construed in accordance with the law of the State of New York.

                                                            [Mortgage and Security Agreement [Frontier/2002-A]]

      IN WITNESS WHEREOF, the Borrower has caused this Note to be executed in its corporate name by its officer thereunto duly authorized, as of the date hereof.

                                                           FRONTIER AIRLINES, INC.

                                                           By:______________________________
                                                           Name:
                                                           Title:

                                                            [Mortgage and Security Agreement [Frontier/2002-A]]

                                                Annex A to Note

                                        SCHEDULE OF PRINCIPAL PAYMENTS

Interest Payment Date
(falling on or closest to)               Principal Amount to be paid1

Section 2.02      Terms of Notes.  (a)  On the Delivery Date the Borrower shall issue Notes in respect of the
   Aircraft in an aggregate original principal amount of the Original Amount therefor to each Lender (or their respective nominees) in such amounts as shall be set forth in Schedule II to the Credit Agreement.

(b)      Each Note shall bear interest payable on each Interest Payment Date at the Applicable Rate on the unpaid principal amount thereof from the date thereof in the case of the first Interest Payment Date, or otherwise from the immediately preceding Interest Payment Date, to (but excluding) the following Interest
   Payment Date until such principal amount is paid in full.  Interest hereunder and under the Notes shall be calculated on the basis of a year of 360 days and actual number of days elapsed (unless interest on the Notes shall be calculated by reference to the Fixed Rate, in which case such interest shall be calculated on the basis of a year of 360 days consisting of 12 30-day months).  If any sum payable under the Notes or under this Mortgage falls due on a day which is not a Business Day, then such sum shall be payable on the next succeeding Business Day, unless such Business Day falls in the following month, in which case such sum shall be payable on the Business Day immediately prior thereto.

(c)      The principal of the Notes shall be due and payable in 40 consecutive installments (if the Borrower has selected Option A) or 48 consecutive installments (if the Borrower has selected Option B), in each case as set forth in Schedule 1 to the Mortgage Supplement, the first such installment to be due on the first
   Interest Payment Date.  Schedule 1 to the Mortgage Supplement shall be determined as follows:  the Original
   Amount shall be amortized on an annuity basis (using, as the discount rate, the lower of (x) the Applicable
   Rate for the initial Interest Period or (y) 6%) down to the applicable Balloon Amount, payable on the Final
   Maturity Date.  The Administrative Agent shall prepare Schedule 1 to the Mortgage Supplement and the amortization schedule for each Note based on the methodology described in the preceding sentence.

(d)      Each Note shall bear interest at the Past Due Rate on any principal thereof and, to the extent permitted by applicable law, interest and other amounts due thereunder and hereunder, not paid when due
   (whether at stated maturity, by acceleration or otherwise), for any period during which the same shall be overdue, payable on demand by the Lenders given through the Administrative Agent.  Any such late payment shall bear interest at the Past Due Rate.

(e)      The Notes shall be executed on behalf of the Borrower by one of its authorized officers.  Notes bearing the signatures of individuals who were at any time the proper officers of the Borrower shall bind the
   Borrower, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Notes or did not hold such offices at the respective dates of such Notes.  No Notes shall be issued hereunder except those provided for in Section 2.02(a) and any Notes issued in exchange or replacement therefor pursuant to the terms of this Mortgage.  Each Note issued under this Section 2.02 shall be dated the
   Delivery Date.

Section 2.03      Termination of Interest in Mortgage Estate.  No Lender shall, as such, have any further interest in, or other right with respect to, the Mortgage Estate relating to the Aircraft when and if the principal amount of and Break Amount and Additional Costs, if any, and interest on and other amounts due under all Notes held by such Lender and all other sums due to such Lender hereunder and under the other
   Operative Documents in respect of the Aircraft shall have been paid in full.

                                                  Article III

                   REGISTRATION AND MAINTENANCE; OPERATION; POSSESSION AND LEASES; INSIGNIA

Section 3.01      Registration and Maintenance.  The Borrower shall:  (1) (a) on the Delivery Date, cause the
   Aircraft to be duly registered in its name (if not so registered) and, at all times thereafter, to remain duly registered in the United States of America in its name under the Federal Aviation Act and (b) on the
   Delivery Date, cause this Mortgage to be duly recorded in the name of the Administrative Agent for the benefit of the Lenders and, at all times thereafter, so long as any Note shall be outstanding or any amount shall be owing to any Lender, cause this Mortgage to be so maintained of record as a first priority and perfected mortgage on the Aircraft; (2) maintain, service, repair, and overhaul (or cause to be maintained, serviced, repaired, and overhauled) the Aircraft (and any engine which is not an Engine but which is installed on the Aircraft) (a) so as to keep the Aircraft in as good condition as when delivered to the
   Borrower by the Manufacturer (ordinary wear and tear excepted) and so as to keep the Aircraft in good operating condition and in such condition as may be necessary to enable the airworthiness certification for the Aircraft to be maintained in good standing at all times under the Federal Aviation Act except when
   (i) the Aircraft is being serviced, repaired, maintained, overhauled, tested or modified as permitted or required by the terms of this Mortgage or (ii) all Airbus A319-100 aircraft of comparable vintage and/or configuration have been grounded by the FAA, and (b) in accordance with the Maintenance Program for the
   Aircraft and without in any way discriminating against the Aircraft, and (3) maintain or cause to be maintained in English all records, logs and other materials required to be maintained in respect of the
   Aircraft by the FAA.

Section 3.02      Operation.  The Borrower will not maintain, use, service, repair, overhaul or operate the
   Aircraft in violation of any law, rule, regulation, treaty, or order of any government or governmental authority (domestic or foreign) having jurisdiction, or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any such authority except the Borrower may contest in good faith the validity or application of any such law, rule, regulation, treaty, order, certificate, license or registration, so long as there is no material risk of the sale, forfeiture or loss of the
   Aircraft, the Airframe or any Engine, or the Administrative Agent's interest therein.  The Borrower will not operate or fly the Aircraft in or to any war zone or any area of threatened or recognized hostility or in any area excluded from coverage by any insurance required to be maintained by the terms of Article VI (or any indemnity issued in lieu thereof); provided, however, that the failure of the Borrower to comply with the provisions of this sentence shall not give rise to an Event of Default hereunder where such failure is an extraordinary occurrence attributable to a hijacking, medical emergency, equipment malfunction, weather condition, navigational error or similar event.

Section 3.03      Possession and Leases.  The Borrower will not, without the prior written consent of the
   Administrative Agent at the direction of the Lenders, which consent (and direction) will not be unreasonably withheld or delayed, lease or otherwise in any manner deliver, transfer or relinquish possession of the
   Airframe or any Engine or install or permit any Engine to be installed on any airframe other than the
   Airframe; provided that so long as no Event of Default shall have occurred and be continuing at the time of such delivery, transfer or relinquishment of possession or installation and the Borrower shall continue to comply with the provisions of Section 3.01 and Article VI, the Borrower may, without the prior written consent of the Administrative Agent:

   (a)      subject any Engine to normal pooling or similar arrangements customary in the airline industry and entered into by the Borrower in the ordinary course of its business with a U.S. Air Carrier or any other air carrier approved in writing by the Administrative Agent at the direction of the Lenders (which approval will not be unreasonably withheld or delayed); provided that (i) no such agreement or arrangement contemplates or requires the transfer of title to any Engine and (ii) if the Borrower's title to any Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and the Borrower shall comply with Section 5.02 hereof in respect thereof;

   (b)      deliver possession of the Airframe or any Engine to the Manufacturer or the Engine Manufacturer, or
   to any Person for testing, service, repair, maintenance or overhaul work on the Airframe or any Engine or for alterations or modifications in or additions to the Airframe or Engine(s);

   (c)      install an Engine on an airframe owned by the Borrower, leased to the Borrower, or owned or purchased by the Borrower subject to a conditional sale or other security agreement, provided that (a) such airframe is free and clear of all Liens, except (i) in the case of airframes leased to the Borrower or owned or purchased by the Borrower subject to a conditional sale or other security agreement, the rights of the parties to the lease or conditional sale agreement or other security agreement covering such airframe, or their assignee, (ii) Permitted Liens, and (iii) the rights of other air carriers under normal interchange agreements which are customary in the airline industry and do not contemplate, permit or require the transfer of title to the airframe or engines installed thereon, and (b) any such lease, conditional sale or other security agreement provides that such Engine shall not become subject to the lien of such lease, conditional sale or other security agreement, notwithstanding the installation thereof on such airframe, and the inclusion in such agreement of a provision similar to the last paragraph of this Section 3.03 shall satisfy such requirement;

   (d)      install an Engine on an airframe owned by the Borrower, leased to the Borrower or purchased by the
   Borrower subject to a conditional sale or other security agreement under circumstances where paragraph 3.03(c) above is inapplicable, provided that such installation shall be deemed an Event of Loss with respect to such Engine and the Borrower shall comply with Section 5.02 hereof in respect thereof, the
   Administrative Agent not intending hereby to waive any right or interest it may have to or in such Engine under applicable law until compliance by the Borrower with such Section 5.02;

   (e)      transfer possession of the Airframe or any Engine to the United States of America or any
   instrumentality or agency thereof pursuant to CRAF so long as the Borrower shall promptly notify the
   Administrative Agent upon transferring possession of the Airframe or any Engine to the United States of
   America or any agency or instrumentality thereof pursuant to such program and provide the Administrative
   Agent with the name and address of the Contracting Office Representative for the Military Aircraft Command of
   the United States Air Force to whom notice must be given in the event the Administrative Agent desires to give notice as provided in Section 12 of the Credit Agreement;

   (f)      transfer possession of the Airframe or any Engine to the United States of America or any
   instrumentality or agency thereof which bears the full faith and credit of the United States of America; and

   (g)      enter into a lease with (i) any U.S. Air Carrier approved in writing by the Administrative Agent at the direction of the Lenders, which approval (or direction) shall not be unreasonably withheld, and which is authorized by an applicable Governmental Authority to conduct commercial airline operations and to operate
   A319-111 aircraft, or (ii) any other Person approved in writing by the Administrative Agent at the direction of the Lenders.

         The rights of any transferee who receives possession by reason of a transfer permitted by this
   Section 3.03 (other than the transfer of an Engine deemed an Event of Loss) shall be subject and subordinate to (and, in the case of any lease, shall be expressly subject and subordinate to) all the terms of this
   Mortgage; provided that in the case of the use of the Aircraft in CRAF the subject and subordinate requirements herein shall be subject to the notice specified in Section 12 of the Credit Agreement and other requirements of the CRAF program.  In the case of any lease, the Borrower shall remain primarily liable hereunder for the performance of all of the terms of this Mortgage, and the terms of any such lease shall not permit any lessee to take any action not permitted to be taken by the Borrower hereunder with respect to the
   Aircraft and may permit the Borrower to cure any default by the lessee and to terminate the lease upon such default.

         Any Wet Lease or similar arrangement under which the Borrower maintains operational control of the
   Aircraft shall not constitute a delivery, transfer or relinquishment of possession for purposes of this
   Section 3.03 so long as such Wet Lease shall be for a term (including any renewals) not in excess of three months and is wet leased to a U.S. Air Carrier.

         The Administrative Agent agrees, for the benefit of the Borrower, and for the benefit of any mortgagee or any other lender of a security interest in any engine owned by the Borrower, any lessor of any engine leased to the Borrower and any conditional vendor of any engine purchased by the Borrower subject to a conditional sale agreement or any other security agreement, that no interest shall be created hereunder in any engine so owned, leased or purchased and that neither the Administrative Agent nor its successors or assigns will acquire or claim, as against the Borrower or any such mortgagee, lessor or conditional vendor or any other lender of a security interest or interest in such engine as the result of such engine being installed on the Airframe; provided, however, that such agreement of the Administrative Agent shall not be for the benefit of any lessor or secured party of an airframe leased to the Borrower or purchased by the
   Borrower subject to a conditional sale or other security agreement or for the benefit of any mortgagee of or any other lender of a security interest in an airframe owned by the Borrower, unless such lessor, conditional vendor, other secured party or mortgagee has agreed (which agreement may be contained in such lease, conditional sale or other security agreement or mortgage and may consist of a paragraph similar to this paragraph) that neither it nor its successors or assigns will acquire, as against the Administrative Agent, any right, title or interest in an Engine as a result of such Engine being installed on such airframe.

Section 3.04      Insignia.  On or prior to the Delivery Date, or as soon thereafter as practicable (but in any event within 30 days thereafter), the Borrower agrees to affix and maintain (or cause to be affixed and maintained) in the cockpit of the Airframe and on each Engine a nameplate bearing the inscription:

                  Mortgaged To

                  Landesbank Schleswig-Holstein Girozentrale, as Administrative Agent

(such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor to the
Administrative Agent as permitted under the Operative Documents).

         Nothing herein contained shall prohibit the Borrower from placing its customary colors and insignia on the Airframe or any Engine or from otherwise operating the Aircraft in its livery.

                                             Article IV

                  REPLACEMENT AND POOLING OF PARTS; ALTERATIONS, MODIFICATIONS AND ADDITIONS

Section 4.01      Replacement of Parts.  The Borrower will promptly replace or cause to be replaced all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in
   Section 4.03.  All replacement parts (other than replacement parts temporarily installed as provided in
   Section 4.02) shall be free and clear of all Liens (except Permitted Liens), and shall be in as good an operating condition, and shall have a value and utility substantially equal to, the Parts replaced, assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof.  All
   Parts at any time removed from the Airframe or any Engine shall remain subject to the Lien of this Mortgage, no matter where located, until such time as such Parts shall be replaced by parts which meet the requirements for replacement parts specified above.  Upon any replacement part becoming incorporated or installed in or attached to the Airframe or any Engine, without further act (subject only to Permitted Liens and any arrangement permitted by Section 4.02 hereof), (i) such replacement part shall become subject to the Lien of this Mortgage and be deemed a Part for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or such Engine and (ii) the replaced Part shall no longer be deemed a Part hereunder.

Section 4.02      Pooling of Parts; Temporary Replacement Parts.  Any Part removed from the Airframe or any
   Engine as provided in Section 4.01 hereof may be subjected by the Borrower to a pooling arrangement of the type which is permitted for Engines by Section 3.03(a) hereof; provided that the part replacing such removed
   Part shall be incorporated or installed in or attached to the Airframe or Engine in accordance with
   Section 4.01 as promptly as practicable after the removal of such removed Part.  In addition, the Borrower may use temporary parts or pooled parts on the Aircraft as temporary replacements for Parts, provided that the
   Borrower as promptly thereafter as practicable, either (1) causes such pooled or temporary replacement part to become subject to the Lien of this Mortgage free and clear of all Liens other than Permitted Liens or
   (2) replaces such replacement part with a further replacement part owned by the Borrower which meets the requirements of Section 4.01 and which shall become subject to the Lien of this Mortgage, free and clear of all Liens other than Permitted Liens.

Section 4.03      Alterations, Modifications and Additions.  The Borrower will make (or cause to be made)
   such alterations, modifications and additions to the Airframes and Engines as may be required to meet the applicable standards of the FAA, subject to clauses (2)(a)(i) and (ii) of Section 3.01.  In addition, the
   Borrower may from time to time make such alterations and modifications in and additions to the Airframe or any Engine as the Borrower may deem desirable in the proper conduct of its business, including removal of
   Parts which the Borrower deems to be obsolete or no longer suitable or appropriate for use on the Airframe or such Engine; provided that no such alteration, modification, removal or addition impairs the condition or airworthiness of the Airframe or such Engine, or diminishes the value, utility and remaining useful life of the Airframe or such Engine below the value, utility or remaining useful life thereof immediately prior to such alteration, modification, removal or addition, assuming that the Airframe or such Engine is in the condition required hereunder.  All parts incorporated or installed in or attached or added to the Airframe or an Engine as the result of such alteration, modification or addition (except those parts described in
   Section 4.04 hereof which the Borrower has leased from others and Parts which may be removed by the Borrower pursuant to the next sentence) (the "Additional Part" or "Additional Parts") shall, without further act, become subject to the Lien of this Mortgage.  Notwithstanding the foregoing, the Borrower may remove any
   Additional Part, provided that such Additional Part (i) is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Airframe or any Engine at the time of delivery thereof hereunder or any Part in replacement of or substitution for any such Part,
   (ii) is not required to be incorporated or installed in or attached or added to the Airframe or any Engine pursuant to the terms of Article III hereof or the first sentence of this Section 4.03, and (iii) can be removed from the Airframe or such Engine without impairing the airworthiness of the Airframe or such Engine or diminishing the value, utility and remaining useful life of the Airframe or such Engine which the Airframe or such Engine would have had at such time had such alteration, modification or addition not occurred.  Upon the removal thereof as provided above, such Additional Parts shall be deemed free of the Lien of this
   Mortgage.

Section 4.04      Improvements Owned by Others.  Notwithstanding any other provision of this Mortgage, the
   Borrower may install or permit to be installed in the Aircraft audio-visual, entertainment, telephonic or other passenger convenience equipment owned by third parties (or owned jointly by the Borrower and others)
   and leased or otherwise furnished to the Borrower in the ordinary course of business, provided that such equipment meets all requirements for removal of Additional Parts as specified in Section 4.03, and the Lien of this Mortgage shall not attach thereto and the rights of the owners therein shall not constitute a default under the Operative Documents.

Section 4.05      Substitution of Engines.  So long as no Default or Event of Default shall have occurred and be continuing, Borrower shall have the right at its option at any time on at least five Business Days' prior written notice, to terminate the Lien of this Mortgage with respect to any Engine.  In such event, and at the time of such termination, the Borrower shall replace such Engine hereunder by complying with the terms of
   Section 5.02 hereof to the same extent as if an Event of Loss had occurred with respect to such Engine (other than the time periods allowed for such replacement), and the Administrative Agent (at the direction of the
   Lenders) shall release the replaced Engine from the Lien of this Mortgage as provided in Section 5.02.

                                               Article V

                                     LOSS, DESTRUCTION, REQUISITION, ETC.

Section 5.01      Event of Loss With Respect to the Aircraft.  Upon the occurrence of an Event of Loss with respect to the Airframe or the Airframe and the Engines and/or engines then installed thereon, the Borrower shall forthwith give the Administrative Agent and the Lenders written notice of such Event of Loss but in any event within five days of such occurrence.  On the earlier of (x) the 90th day following the occurrence of such Event of Loss or (y) the fifth Business Day following the receipt of the insurance proceeds in respect of such Event of Loss, the Borrower shall pay or cause to be paid to the Administrative Agent an amount equal to the aggregate amount of the payment or payments of principal, Break Amount (if any), Additional Costs, interest and other amounts then due on or in respect of the Notes and all other amounts due under the
   Operative Documents.

Section 5.02      Event of Loss With Respect to an Engine.  Upon the occurrence of an Event of Loss with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the
   Airframe, the Borrower shall forthwith give the Administrative Agent and the Lenders written notice thereof
   (but in any event within ten days of such occurrence) and shall, within 60 days after the occurrence of such
   Event of Loss (or, in the case of an Event of Loss described in clause (vi) of the definition thereof, within
   90 days after the Chief Financial Officer, Treasurer, any Vice President or other officer of the Borrower elected by the Borrower's Board of Directors has received actual knowledge of such Event of Loss), as replacement for the Engine with respect to which such Event of Loss occurred, subject to the Lien of this
   Mortgage another CFM International, Inc. Model CFM56-5B5/P engine (or an engine of the same manufacturer of an equivalent or an improved model and suitable for installation and use on the Airframe and compatible with the other Engines mortgaged hereunder) free and clear of all Liens (other than Inchoate Liens) and having a value and utility at least equal to, and being in as good an operating condition, as the Engine subject to such Event of Loss, assuming such Engine was maintained in accordance with the provisions of this Mortgage.
   Prior to or at the time of any such conveyance, the Borrower will (i) cause a Mortgage Supplement with respect to such Replacement Engine to be duly executed and filed for recording pursuant to the Federal
   Aviation Act, (ii) furnish the Administrative Agent with an opinion of the Borrower's counsel to the effect that such Replacement Engine is owned by Borrower free and clear of all Liens (other than Inchoate Liens), and that upon execution and filing of the Mortgage Supplement or other required document the Replacement
   Engine will be subject to the Lien of the Mortgage on a first priority and perfected basis; provided that, in the case of any such Lien which ranks on par with or ahead in priority to the Lien of the Mortgage, the
   Borrower may satisfy the foregoing requirement if the Borrower shall have provided a bond or other security in respect of such Lien in an amount and under terms reasonably satisfactory to the Administrative Agent at the direction of the Lenders, (iii) furnish a certificate signed by a duly authorized officer of the Borrower stating with respect to any Replacement Engine:  (1) a description of the Engine suffering the Event of Loss, which shall be identified by manufacturer's serial number; (2) a description of the Replacement Engine
   (including the manufacturer's name and serial number); (3) that on the date of the Mortgage Supplement relating to the Replacement Engine the Borrower will be the owner of such Replacement Engine free and clear of all Liens except Permitted Liens, that such Replacement Engine will be on such date in good working order
   (subject to maintenance permitted or required by this Mortgage) and condition and that such Replacement
   Engine is of the same or an improved model of the Engine; and (4) that each of the conditions specified in this Section 5.02 with respect to such Replacement Engine has been satisfied and (iv) furnish the
   Administrative Agent with such evidence of compliance with the insurance provisions of Article VI hereof with respect to such Replacement Engine as the Administrative Agent may reasonably request.  Upon compliance by the Borrower with all of the terms of this Section 5.02 and Section 13(a) of the Credit Agreement such Engine shall thereupon cease to be an Engine secured hereunder.  For all purposes hereof, each such Replacement
   Engine shall, after such conveyance, be deemed an "Engine" hereunder.

Section 5.03      Application of Payments From Governmental Authorities for Requisition of Title, Etc.  Any
   payments (other than insurance proceeds the application of which is provided for in Article VI) received at any time by the Borrower or the Administrative Agent from any governmental authority or other Person with respect to an Event of Loss (other than a requisition for use by the government of the United States of
   America not constituting an Event of Loss) will be applied as follows:

                  1.       If payments are received with respect to the Airframe (or the Airframe or any
   Engines or engines then installed thereon), after reimbursement of the Administrative Agent and the Lenders for reasonable costs and expenses, so much of such payments remaining as shall not exceed the amounts required to be paid by the Borrower pursuant to Section 5.01 shall be paid to the Administrative Agent and applied in reduction of the Borrower's obligation to pay such other amounts, if not already paid by the
   Borrower, or, if already paid by the Borrower, shall be applied to reimburse the Borrower for its payment of such amounts, and following the foregoing application, the balance, if any, of such payments shall be paid to the Borrower; and

                  2.       If such payments are received with respect to an Engine under circumstances contemplated by Section 5.02 hereof, so much of such payments remaining after reimbursement of the
   Administrative Agent and the Lenders for reasonable costs and expenses shall be paid over to, or retained by, the Borrower, provided that the Borrower shall have fully performed, or will perform, the terms of
   Section 5.02 with respect to the Event of Loss for which such payments are made.

Section 5.04      Requisition for Use of the Aircraft by the United States Government or the Government of
   Registry of the Aircraft.  In the event of the requisition for use of the Airframe or the Engines or engines installed on the Airframe by the government of the United States of America or any other government of registry of the Aircraft or any instrumentality or agency of any thereof or a CRAF activation, in either case not constituting an Event of Loss, the Borrower shall promptly notify the Administrative Agent of such requisition or activation, and all of the Borrower's obligations under this Mortgage with respect to the
   Aircraft shall continue to the same extent as if such requisition or activation had not occurred.  All payments received by the Administrative Agent or the Borrower from such government for the use of the
   Airframe and Engines or engines shall be paid over to, or retained by, the Borrower.

Section 5.05      Application of Payments During Existence of Special Defaults or Events of Default.  Any
   amount referred to in this Article V which is payable to or retainable by the Borrower shall not be paid to or retained by the Borrower if at the time of such payment or retention a Special Default or an Event of
   Default shall have occurred and be continuing, but shall be held by or paid over to the Administrative Agent as security for the obligations of the Borrower under this Mortgage and, if the Administrative Agent declares this Mortgage to be in default pursuant to Section 12 of the Credit Agreement, applied against the Borrower's obligations hereunder as and when due.  At such time as there shall not be continuing any such Special
   Default or Event of Default, such amount shall be paid to the Borrower to the extent not previously applied in accordance with the preceding sentence.

                                                Article VI

                                                   INSURANCE

Section 6.01      Bodily Injury Liability and Property Damage Liability Insurance.

   (a)      Except as provided in paragraph (b) of this Section 6.01, and subject to the self insurance to the extent permitted by Section 6.04 and the provisions of Section 6.08, the Borrower will at all times carry and maintain or cause to be carried and maintained, on a non-discriminatory basis and with insurers of internationally recognized responsibility acceptable to the Administrative Agent (which acceptability not to be unreasonably withheld or delayed), airline liability insurance, including passenger legal liability, bodily injury liability, war risk and allied perils liability, property damage liability, and contractual liability (exclusive of manufacturer's product liability insurance) with respect to the Aircraft in an amount per occurrence not less than $600,000,000.  The Borrower shall maintain cargo liability insurance in an amount not less than the amount of cargo liability insurance maintained for other aircraft operated by the
   Borrower.

   (b)      During any period that the Aircraft is on the ground and not in operation, the Borrower may carry or cause to be carried, in lieu of the insurance required by paragraph (a) above, and subject to the self-insurance to the extent permitted by Section 6.04, insurance otherwise conforming to the provisions of said paragraph (a) except that (i) the amounts of coverage shall not be required to exceed the amounts of bodily injury liability and property damage liability insurance from time to time applicable to aircraft owned or leased by major U.S. carriers of the same or similar type as the Aircraft which is the ground and not in operation and (ii) the scope of the risks covered and the type of insurance shall be consistent with industry practice and the same as from time to time shall be applicable to aircraft owned or leased by major
   U.S. carriers of the same or similar type which are on the ground and not in operation and will be consistent with industry practice.

Section 6.02      Insurance Against Loss or Damage to the Aircraft.  (a)  Except as provided in paragraph (b)
   of this Section 6.02 and the provisions of Section 6.08, and subject to the provisions of Section 6.04 permitting self-insurance, the Borrower shall at all times carry and maintain or cause to be carried and maintained, on a non-discriminatory basis, in effect with insurers of internationally recognized responsibility acceptable to the Administrative Agent (which acceptability not to be unreasonably withheld or delayed) (i) "all risk" aircraft hull insurance covering the Aircraft (with flight, taxiing and ingestion coverages), (ii) fire, transit and extended coverage of Engines and Parts while removed from the Aircraft
   (providing insurance for replacement value), and (iii) war risk and allied perils insurance, including governmental confiscation and expropriation (other than by the government of registry of the Aircraft) and hijacking insurance (collectively, "War Risk Insurance"); provided that, in the case of War Risk Insurance, such insurance shall only be required to be maintained (x) with respect to the buy-backs covering strikes, sabotage, confiscation and hijacking contained in London Form LSW 555B and (y) with respect to terms and provisions of War Risk Insurance in addition to those covered by the preceding clause (x), (A) if and to the extent the same is maintained by the Borrower with respect to other aircraft owned or operated by the
   Borrower on the same routes or (B) if the Aircraft is operated in a war zone (unless the Borrower obtains indemnification in lieu thereof pursuant to Section 6.06 hereof) or (C) if and to the extent the same is industry standard for major U.S. carriers operating similarly-sized aircraft on similar routes; provided, further, that the foregoing insurance shall at all times while the Aircraft is subject to this Mortgage be for an amount (taking into account self-insurance to the extent permitted by Section 6.04) not less than the
   Stipulated Insured Amount.  In the case of a loss with respect to an engine (other than an Engine) installed on the Airframe, the Administrative Agent shall hold any payment received by it of any hull insurance proceeds in respect of such loss for account of the Borrower or any other third party to the extent the
   Borrower or such third party is entitled to receive such proceeds.

         Except during a period when a Special Default or an Event of Default has occurred and is continuing
   (in which case all losses will be adjusted by the loss payee), all losses will be adjusted with the insurers by the Borrower (giving due regard to the interest of the Administrative Agent).  It is agreed that all insurance payments received under insurance policies required to be maintained by the Borrower pursuant to this Section 6.02 as the result of the occurrence of an Event of Loss will be applied as follows:

                  1.       if such payments are received with respect to the Airframe (or the Airframe and the Engines and/or engines installed thereon), payments as shall not exceed the amounts due pursuant to
   Section 10(f)(ii) of the Credit Agreement shall be applied, after reimbursement of the Administrative Agent for reasonable costs and expenses, in reduction of the Borrower's obligation to pay such amounts, if not already paid by the Borrower, or, if already paid by the Borrower, shall be applied to reimburse the Borrower for its payment of such amounts and the balance, if any, of such payments remaining thereafter will be paid over to, or retained by, the Borrower; and

                  2.       if such payments are received with respect to an Engine under the circumstances contemplated by Section 5.02 hereof, such payments shall be paid over to, or retained by, the Borrower, provided that the Borrower shall have fully performed or, concurrently therewith, will fully perform the terms of Section 5.02 with respect to the Event of Loss for which such payments are made.

         The insurance payments for any property damage loss to the Airframe or any Engine not constituting an Event of Loss with respect thereto or with respect to an Event of Loss of an Engine shall be paid as follows:  all payments in respect of losses less than or equal to $750,000 shall be paid to the Borrower, and all payments with respect to losses greater than $750,000 shall be paid to the Administrative Agent, to be held as collateral security for the Borrower's obligations hereunder, and applied to reimburse the Borrower for accomplishing repairs and/or replacements as required, or to pay suppliers directly for such repairs and/or replacements as directed by the Borrower.  In the case of any payment to the Administrative Agent
   (other than in respect of an Event of Loss of the Aircraft), the Administrative Agent shall, upon receipt of evidence reasonably satisfactory to it that the damage giving rise to such payment shall have been repaired or that such payment shall then be required to pay for repairs then being made or the replacement of the
   Engine suffering the Event of Loss, pay the amount of such payment, and any interest or income earned thereon, to the Borrower or its order.

   (b)      During any period that the Aircraft is on the ground and not in operation, the Borrower may carry or cause to be carried, in lieu of the insurance required by paragraph (a) above, and subject to the self-insurance to the extent permitted by Section 6.04, insurance otherwise conforming with the provisions of said paragraph (a), except that the scope of the risks and the type of insurance shall be the same as from time to time applicable to aircraft owned or leased and operated by major U.S. carriers of the same or similar type similarly on the ground and not in operation, provided that, subject to the self-insurance to the extent permitted by Section 6.04, the Borrower shall maintain insurance against risk of loss or damage to the Aircraft in an amount at least equal to the Stipulated Insured Amount during such period that the
   Aircraft is on the ground and not in operation.

Section 6.03      Reports, Etc.   The Borrower will furnish, or cause to be furnished, to the Administrative
   Agent on or before the Delivery Date and annually on or before the renewal dates of the Borrower's relevant insurance policies, a report, signed by a recognized independent firm of insurance brokers, which brokers may be regularly retained by the Borrower (the "Insurance Brokers"), describing in reasonable detail the hull and liability insurance then carried and maintained with respect to the Aircraft and stating the opinion of such firm that, to the best of its knowledge, such insurance complies with the terms of Article VI.  Such information shall remain confidential as provided in Section 21 of the Credit Agreement.  The Borrower will cause the Insurance Brokers to agree to advise the Administrative Agent in writing (a) of any default in the payment of premium and of any other act or omission on the part of the Borrower of which it has actual knowledge and which will invalidate or render unenforceable, in whole or in part, any insurance as required by the terms hereof, (b) at least thirty (30) days (seven (7) days in the case of War Risk Insurance) prior to the cancellation (but not scheduled expiration) or material adverse change of any insurance maintained pursuant to this Article VI, provided that, in respect of the War Risk Insurance, if the notice period specified above is not obtainable, the Insurance Brokers shall provide for as long a period of prior notice as shall then be obtainable and (c) if any of the insurance required by this Article VI is not renewed on the same terms (save as to premium and period of cover and as the Administrative Agent might otherwise have notified to the Insurance Brokers to be acceptable to the Administrative Agent) seven (7) days prior to expiry thereof.  In the event that the Borrower shall fail to maintain or cause to be maintained insurance as herein provided, the Administrative Agent may, at its sole option, provide such insurance and, in such event, the Borrower shall, upon demand, reimburse the Administrative Agent for the cost thereof.

Section 6.04      Self-Insurance.  The Borrower may self-insure, by way of deductible, premium adjustment provisions in insurance policies, or otherwise, under a program applicable to all aircraft in the Borrower's fleet, the risks required to be insured against pursuant to Sections 6.01 and 6.02 but in no case shall the self-insurance with respect to the Aircraft exceed $750,000 per occurrence; provided that no deductible shall be applicable in the case of a total loss of the Airframe.  In the event the prevailing industry minimum deductible for aircraft similar to the Aircraft increases, the Borrower and Administrative Agent shall consult one another toward a mutually agreeable modified deductible, such modified deductible to be effective only upon the written consent of the Administrative Agent (on behalf of the Lenders).  Notwithstanding the foregoing, if the Borrower's consolidated shareholders' equity shall exceed $200,000,000, then the levels of self-insurance otherwise permitted by this Section 6.04 may be increased by $250,000 per occurrence.

Section 6.05      Additional Insurance by Borrower.  The Borrower may carry for its own account at its sole cost and expense insurance with respect to its interest in the Aircraft, provided that such insurance does not prevent the Borrower from carrying the insurance required or permitted by this Article VI or adversely affect such insurance provided hereunder or the cost thereof.

Section 6.06      Indemnification by Government in Lieu of Insurance.  Notwithstanding any provisions of this
   Article VI requiring insurance, the Administrative Agent on behalf of the Lenders agrees to accept, in lieu of insurance against any risk with respect to the Aircraft, indemnification from, or insurance provided by, the government of the United States of America or any agency or instrumentality thereof the obligations of which are supported by the full faith and credit of the government of the United States of America, against such risk in an amount which, when added to the amount of insurance against such risk maintained by the
   Borrower shall be at least equal to the amount of insurance against such risk otherwise required by this
   Article VI (taking into account self insurance permitted by Section 6.04).  The Borrower shall furnish, in advance of attachment of such indemnity or insurance, if practical to do so, a certificate of a responsible financial or legal officer of the Borrower confirming in reasonable detail the amount and scope of such indemnification or insurance and that such indemnification or insurance complies with the preceding sentence.

Section 6.07      Application of Payments During Existence of a Special Default or an Event of Default.  Any
   amount referred to in this Article VI which is payable to or retainable by or to be held for the benefit of the Borrower shall not be paid to or retained by or held for the benefit of the Borrower if at the time of such payment or retention a Special Default or an Event of Default shall have occurred and be continuing, but shall be held by or paid over to the Administrative Agent, as security for the obligations of the Borrower under this Mortgage and, if the Administrative Agent or any Lender, as applicable, shall have declared this
   Mortgage or the Credit Agreement to be in default, applied against the Borrower's obligations hereunder as and when due.  At such time as there shall not be continuing any such Special Default or Event of Default, such amount shall be paid to the Borrower to the extent not previously applied in accordance with the preceding sentence.

Section 6.08      Terms of Insurance Policies.  Any policies carried in accordance with Sections 6.01 and
   6.02 covering the Aircraft, and any policies taken out in substitution or replacement for any such policies, as applicable, (1) shall name the Additional Insureds as additional insureds, as their interests may appear,
   (2) shall name the Administrative Agent (on behalf of the Lenders) as sole loss payee to the extent provided in clause (12) below, (3) may provide for self-insurance to the extent permitted in Section 6.04, (4) shall provide that if the insurers cancel such insurance for any reason whatsoever, or if any material change is made in the insurance which adversely affects the interest of any Additional Insured, such cancellation or change shall not be effective as to the Additional Insureds for thirty (30) days after receipt by (but, in the case of War Risk Insurance, seven (7) days after sending to) the Additional Insureds of written notice by such insurers of such cancellation or change, provided, however, that if, in respect of the War Risk
   Insurance, any notice period specified above is not obtainable, such policies shall provide for as long a period of prior notice as shall then be obtainable, (5) shall provide that in respect of the Additional
   Insureds' respective interests in such policies the insurance shall not be invalidated by any action or inaction of the Borrower and shall insure the respective interests of the Additional Insureds regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Borrower,
   (6) shall be primary without any right of contribution from any other insurance which is carried by any
   Additional Insured, (7) shall expressly provide that all of the provisions thereof shall operate in the same manner as if a separate policy covered each insured, it being understood that the total liability of insurers in respect of any or all insureds shall not exceed the policy limits of liability, (8) shall waive any right of subrogation of the insurers or any right of the insurers to set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of any Additional Insured but only to the extent of the indemnities provided under the Credit Agreement, (9) shall provide that losses (other than for total loss of the Aircraft) shall be adjusted with the Borrower (or, if an Event of Default shall have occurred which is continuing, with the Administrative Agent), (10) shall provide that the Additional
   Insureds are not liable for any insurance premiums, (11) shall be effective with respect to both domestic and international operations, (12) shall provide that (i) except as specified in clause (iii) of this sub-section, in the event of a loss involving payments in excess of $750,000, all payments in respect of such loss up to the amount of Stipulated Insured Amount (whether such payment is made to the Borrower or any third party) shall be paid to the Administrative Agent on behalf of the Lenders, it being understood and agreed that in the case of any payment to the Administrative Agent otherwise than in respect of an Event of Loss of the Aircraft, the Administrative Agent shall, upon receipt of evidence reasonably satisfactory to it that the damage giving rise to such payment shall have been repaired or that such payment shall then be required to pay for repairs then being made or the replacement of the Engine suffering the Event of Loss, pay the amount of such payment, and any interest or income earned thereon, to the Borrower or its order, (ii) except as specified in clause (iii) of this sub-section, all proceeds of $750,000 or less (regardless of the total amount of proceeds resulting from such loss) and any payments of any loss in excess of Stipulated Insured
   Amount for the Aircraft shall be paid to the Borrower or its order and (iii) notwithstanding anything to the contrary contained in the preceding clauses (i) and (ii), if a Special Default or an Event of Default shall have occurred and be continuing and the insurers have been notified thereof by the Administrative Agent, all payments of loss shall be paid to the Administrative Agent, (13) if war risk coverage is maintained, shall contain a 50/50 clause as per AVS 103, and (14) if the policy (or policies) contains (or contain) an electronic date recognition exclusion such as AVN 2000, to include AVN 2001 and AVN 2002 or such other writebacks for hull and liability coverage as are customary for commercial airlines in the United States.

                                               Article VII

                                                 MISCELLANEOUS

Section 7.01      Termination of Mortgage.  (a)  Upon (or at any time after) payment in full of the principal of and interest on and Break Amount, if any, and Additional Costs and all other amounts due under, or otherwise due to the Lenders hereunder and under the other Operative Documents and provided that there shall then be no other amounts due to the Lenders and the Administrative Agent hereunder or under the Credit
   Agreement or the other Operative Documents or otherwise secured hereby, the Administrative Agent shall execute and deliver to or as directed in writing by the Borrower an appropriate instrument releasing the
   Aircraft from the Lien of this Mortgage, and the Administrative Agent shall execute and deliver such instrument as aforesaid and, at the Borrower's expense, will execute and deliver such other instruments or documents as may be reasonably requested by the Borrower to give effect to such release; provided, however, that this Mortgage and the trusts created hereby shall earlier terminate and this Mortgage shall be of no further force or effect and the rights of the Lenders and the Administrative Agent shall terminate (and the
   Administrative Agent, at the Lenders' direction, shall release, by an appropriate instrument, the Mortgage
   Estate and the Aircraft from the Lien of this Mortgage) upon any sale or other final disposition by the
   Administrative Agent, at the Lenders' direction, of all property part of the Mortgage Estate and the final distribution by the Administrative Agent of all monies or other property or proceeds constituting part of the
   Mortgage Estate in accordance with the terms hereof.  Except as aforesaid otherwise provided, this Mortgage and the trusts created hereby shall continue in full force and effect in accordance with the terms hereof.

   (b)      In addition, upon (or at any time after) payment in full of the principal of and interest on and
   Break Amount and Additional Cost, if any, and all other amounts due under, or otherwise due to the Lenders hereunder and under the other Operative Documents with respect to the Aircraft and provided that no Default shall be continuing and there shall then be no other amounts due to the Lenders and the Administrative Agent hereunder or under the other Operative Documents or otherwise secured hereby, the Administrative Agent, at the Lenders' direction, shall execute and deliver to or as directed in writing by the Borrower an appropriate instrument releasing the Aircraft from the Lien of this Mortgage, and the Administrative Agent, at the
   Lenders' direction, shall execute and deliver such instrument as aforesaid and, at the Borrower's expense, will execute and deliver such other instruments or documents as may be reasonably requested by the Borrower to give effect to such release.

Section 7.02      No Legal Title to Mortgage Estate in the Lenders.  The Lenders shall not have legal title to any part of the Mortgage Estate.  No transfer, by operation of law or otherwise, of any Note or other right, title and interest of the Lenders in and to the Mortgage Estate or hereunder shall operate to terminate this Mortgage or entitle the Lenders or any successor or transferee of the Lenders to an accounting or to the transfer to it of legal title to any part of the Mortgage Estate.

Section 7.03      Sale of Aircraft by Administrative Agent is Binding.  Any sale or other conveyance of the
   Aircraft by the Administrative Agent, at the Lenders' direction, made pursuant to the terms of this Mortgage shall bind the Lenders and shall be effective to transfer or convey all right, title and interest of the
   Administrative Agent, the Borrower and the Lenders in and to the Aircraft.  No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Administrative
   Agent.

Section 7.04      Mortgage for Benefit of Administrative Agent and Lenders.  Nothing in this Mortgage, whether express or implied, shall be construed to give to any person other than the Borrower, the
   Administrative Agent and the Lenders any legal or equitable right, remedy or claim under or in respect of this Mortgage.

Section 7.05      No Action Contrary to Borrower's Rights; Quiet Enjoyment.  Notwithstanding any of the
   provisions of this Mortgage to the contrary, so long as no Event of Default shall have occurred and be continuing, each of the Administrative Agent and Lenders agrees that neither it nor any Person claiming by, through or under it, will take any action in violation of the Borrower's rights, including the right to quiet enjoyment, possession and use of the Aircraft in accordance with the terms of this Mortgage by Borrower.

Section 7.06      Notices.  Unless otherwise expressly specified or permitted by the terms hereof, all notices, requests, demands, authorizations, directions, consents, waivers or documents provided or permitted by this Mortgage to be made, given, furnished or filed shall be in writing, mailed by certified mail, postage prepaid, or by confirmed telex, or by confirmed telecopy or electronic mail and (i) if to the Administrative
   Agent, addressed to it at its offices at Landesbank Schleswig-Holstein Girozentrale, Martensdamm 6, D-24103
   Kiel, Germany, Attention:  Transportation Finance, telephone: (49-431) 900-2979   telecopy: (49-431)
   900-1542, (ii) if to the Borrower, addressed to it at its office at Frontier Center One, 7001 Tower Road,
   Denver, CO 80249, Attention: Chief Financial Officer, telecopy: (720) 374-4375, or (iii) if to the Lenders, addressed to such party at such address as such party shall have furnished by notice to the Borrower and the
   Administrative Agent, or, until an address is so furnished, addressed to the address of such party (if any)
   set forth on Schedule I to the Credit Agreement.  Whenever any notice in writing is required to be given by the Borrower, the Administrative Agent or the Administrative Agent or the Lenders to any of the other of them, such notice shall be deemed given and such requirement satisfied when such notice is received, if such notice is received, if such notice is mailed by certified mail, postage prepaid, or is sent by confirmed telex, or by confirmed telecopy addressed as provided above.  Any party hereto may change the address to which notices to such party will be sent by giving notice of such change to the other parties to this
   Mortgage.

Section 7.07      Administrative Agent's Right to Perform for Borrower.  If the Borrower fails to make any payment or to perform or comply with any of its agreements contained herein, then (but in each case, other than in the case of failure to maintain insurance as required hereunder, no earlier than five Business Days after notice to Borrower as to the occurrence of such failure, whether or not it shall yet constitute an
   Event of Default hereunder) the Administrative Agent may itself make such payment or perform or comply with such agreement but shall not be obligated hereunder to do so, and the amount of such payment and the amount of the reasonable expenses of the Administrative Agent incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the
   Past Due Rate, shall be payable by Borrower upon demand.

Section 7.08      Severability.  Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.09      No Oral Modifications or Continuing Waivers.  No terms or provisions of this Mortgage or the Notes may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party or other Person against whom enforcement of the change, waiver, discharge or termination is sought and any other party or other Person whose consent is required pursuant to this Mortgage; and any waiver of the terms hereof or of any Note shall be effective only in the specific instance and for the specific purpose given.

Section 7.10      Successors and Assigns.  All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, each of the parties hereto and the successors and assigns of each, all as herein provided.  Any request, notice, direction, consent, waiver or other instrument or action by the
   Lenders shall bind the successors and assigns of the Lenders.

Section 7.11      Headings.  The headings of the various Articles and Sections herein and in the table of contents hereto are for the convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 7.12      GOVERNING LAW; COUNTERPARTS.  THIS MORTGAGE SHALL IN ALL RESPECTS BE GOVERNED BY, AND
   CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION,
   VALIDITY AND PERFORMANCE.  This Mortgage may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                                           [SIGNATURE PAGE FOLLOWS]

                                                            [Mortgage and Security Agreement [Frontier/2002-A]]

        IN WITNESS WHEREOF, the parties hereto have caused this Mortgage to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written, and acknowledge that this Mortgage has been made and delivered in the City of New York, and this Mortgage having become effective only upon such execution and delivery.

                                                           FRONTIER AIRLINES, INC.,
                                                           as Borrower

                                                           By: _____________________________
                                                           Name:
                                                           Title:
                                                           LANDESBANK SCHLESWIG-HOLSTEIN GIROZENTRALE,
                                                           as Administrative Agent

                                                           By: _____________________________
                                                           Name:
                                                           Title:

                                                           By: _____________________________
                                                           Name:
                                                           Title:

                                                            [Mortgage and Security Agreement [Frontier/2002-A]]
                                                  EXHIBIT A
                                                      to
                                                   Mortgage

                                              MORTGAGE SUPPLEMENT

         MORTGAGE SUPPLEMENT [Frontier/2002-A] No. _____ dated ___________, ____ (this "Mortgage Supplement")
   of Frontier Airlines, Inc. (herein called the "Borrower").

                                             W I T N E S S E T H:
                                             - - - - - - - - - -

         WHEREAS, the Mortgage and Security Agreement [Frontier/2002-A] dated as of June 26, 2002 (the
   "Mortgage") between the Borrower and Landesbank Schleswig-Holstein Girozentrale, as Administrative Agent (the
   "Administrative Agent"), provides for the execution and delivery of a supplement thereto substantially in the form hereof which shall particularly describe the Aircraft (such term and other defined terms in the Mortgage being herein used with the same meanings) and any Replacement Engine included in the Mortgage Estate, and shall specifically mortgage the Aircraft or Replacement Engine, as the case may be, to the Administrative
   Agent.

         WHEREAS2, the Mortgage relates to the Airframe and Engines described below and a counterpart of the
   Mortgage is attached hereto and made a part hereof and this Mortgage Supplement, together with such counterpart of the Mortgage, is being filed for recordation on the date hereof with the Federal Aviation
   Administration as one document.

         WHEREAS3, the Mortgage and Mortgage Supplement [Frontier/2002-A] dated _______________ have been duly recorded pursuant to Subtitle VII of Title 49 of the United States Code on __________, ____, as one
   document and have been assigned Conveyance No. _________;

         NOW, THEREFORE, this Mortgage Supplement witnesseth, that, to secure the prompt payment of the principal of and Break Amount (if any) and interest on, and all other amounts due with respect to, all Notes from time to time outstanding under the Mortgage and the performance and observance by the Borrower of all the agreements, covenants and provisions for the benefit of the Lenders in the Mortgage and in the Credit
   Agreement and the Notes contained, and the prompt payment of any and all amounts from time to time owing under the Mortgage or the Credit Agreement or the other Operative Documents by the Borrower to the Lenders, and for the uses and purposes and subject to the terms and provisions of the Mortgage, and in consideration of the premises and of the covenants contained in the Mortgage, and of the acceptance of the Notes by the
   Lenders, and of the sum of $1 paid to the Borrower at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Borrower has granted, bargained, sold, assigned, transferred, conveyed, mortgaged, pledged and confirmed, and does hereby grant, bargain, sell, assign, transfer, convey, mortgage, pledge and confirm, unto the Administrative Agent and its successors and assigns, for the security and benefit of the
   Lenders, in the trust created by the Mortgage, a security interest in and mortgage lien upon, all right, title and interest of the Borrower in, to and under the following described property:

                                                   AIRFRAME
                                      One airframe identified as follows:

                                                                  FAA                      Manufacturer's
        Manufacturer                  Model               Registration Number               Serial Number
        Airbus G.I.E.                A319-111

   together with all Parts, appliances, equipment, instruments and accessories (including, without limitation, radio and radar) from time to time thereto belonging, owned by the Borrower and installed in or appurtenant to said aircraft.

                                               AIRCRAFT ENGINES
                                  Two (2) aircraft engines, each such engine
                                  having 750 or more rated takeoff horsepower
                               or the equivalent thereof, identified as follows:

                                                                                          Manufacturer's
           Manufacturer                                     Model                             Serial Number
     CFM International, Inc.                              CFM56-5B5/P

   together with all Parts, equipment and accessories thereto belonging, by whomsoever manufactured, owned by the Borrower and installed in or appurtenant to said aircraft engines.

         Together with all substitutions, replacements and renewals of the property above described, and all property owned by the Borrower which shall hereafter become physically attached to or incorporated in the property above described, whether the same are now owned by the Borrower or shall hereafter be acquired by it.

         TO HAVE AND TO HOLD all and singular the aforesaid property unto the Administrative Agent, its successors and assigns, for the benefit and security of the Lenders for the uses and purposes and subject to the terms and provisions set forth in the Mortgage.

         AND, FURTHER, the Borrower hereby acknowledges that the Airframe and/or Engines referred to in this
   Mortgage Supplement have been delivered to the Borrower and are included in the property of the Borrower and are subject to the Lien of the Mortgage.

         The principal of the Notes identified above shall be due and payable in [40/48] equal quarterly installments down to the Balloon Amount, as set forth on Schedule 1 hereto.  The Borrower has selected
   Option __ in respect of the Aircraft.

         This Mortgage Supplement shall be construed as supplemental to the Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

         This Mortgage Supplement is being delivered in the State of New York.

                                                            [Mortgage and Security Agreement [Frontier/2002-A]]

        IN WITNESS WHEREOF, the Borrower has caused this Mortgage Supplement to be duly executed by one of its officers thereunto authorized, this ____ day of ________, ____.

                                                           FRONTIER AIRLINES, INC.

                                                           By: _____________________________
                                                           Name:
                                                           Title:

                                                            [Mortgage and Security Agreement [Frontier/2002-A]]

                                                  SCHEDULE 1

                                        SCHEDULE OF PRINCIPAL PAYMENTS

   Interest Payment Date                                                          Principal Amount to
   (falling on or closest to)                                                           be Paid

                                   [OMITTED FROM COUNTERPART FILED WITH FAA
                                         FOR CONFIDENTIALITY PURPOSES]